Jacobs | Broel Value Fund (JBVLX) a series of PFS Funds Supplement dated January 16, 2013 To the Fund’s Prospectus dated June 26, 2012

     At its board meeting on January 7, 2013, the Board of Trustees approved a request by Jacobs | Broel Asset Management, LLC, the investment adviser to the Jacobs | Broel Value Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will typically hold a greater number of securities than a non-diversified fund.

     Effective immediately, the Fund’s prospectus is hereby revised as described below.

     In the Summary section of the prospectus:

1.	The seventh paragraph in the sub-section entitled, “The Principal Investment Strategies of the Fund,” that describes the Fund as being non-diversified Fund is hereby deleted in its entirety.

2.	The risk entitled “Risk of Non-Diversification” under the sub-section entitled “The Principal Risks of Investing in the Fund” is hereby deleted in its entirety.

     In the section of the prospectus entitled, “Investment Objective, Principal Investment Strategies, Related Risks, and Disclosure of Portfolio Holdings, the following is hereby revised:

3.	The ninth paragraph in the sub-section entitled, “The Investment Selection Process Used by the Fund,” that describes the Fund as being non-diversified Fund is hereby deleted in its entirety.

4.	The risk entitled “Risk of Non-Diversification” under the section entitled “The Principal Risks of Investing in the Fund” is hereby deleted in its entirety.

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Jacobs | Broel Value Fund (JBVLX) a series of PFS Funds

Supplement dated January 16, 2013
To the Fund’s Statement of Additional Information (“SAI”) dated June 26, 2012

     At its board meeting on January 7, 2013, the Board of Trustees approved a request by Jacobs | Broel Asset Management, LLC, the investment adviser to the Jacobs | Broel Value Fund (the “Fund”), to re-classify the Fund from a non-diversified fund to a diversified fund. As a result of this classification change, the Fund is limited in the proportion of its assets that may be invested in the securities of a single issuer. In other words, a diversified fund will typically hold a greater number of securities than a non-diversified fund.

Effective immediately, the Fund’s SAI is hereby revised as follows:

1.	The first paragraph under the section entitled “Description of the Trust and the Fund” is hereby deleted in its entirety and replaced with the following:

The Jacobs | Broel Value Fund (the "Fund") is organized as a diversified series of PFS Funds (the "Trust"), on June 15, 2012 and commenced operations on June 26, 2012. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011 (the "Trust Agreement"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of multiple separate and distinct portfolio series the assets and liabilities of which are separate and distinct from the assets and liabilities of the other series portfolios of the Trust. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Funds do not have any preemptive rights. The investment adviser to the Fund is Jacobs | Broel Asset Management, LLC (the "Adviser").

     2. The following is added as a fundamental investment restriction under the section entitled “Investment Limitations.”

8. Diversification. The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of the Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of any one issuer, provided that this restriction does not limit the Fund’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies.

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